[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) NEW
                    DISCOVERY FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 31)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Brian E. Stack]
     Brian E. Stack

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of -15.89%, Class B shares -16.20%, Class C shares -16.16%, and Class I shares -15.72%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -11.18% return over the same period for the fund's benchmark, the Russell 2000 Index (the Russell Index), an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. During the same period, the average small-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -27.47%.

Q.  COULD YOU DESCRIBE MARKET CONDITIONS OVER THE PERIOD?

A. The period was one of tremendous volatility. The market's nervousness, we believe, stemmed from a combination of factors. Concern grew over the pace of economic growth, with some economic data indicating a pronounced slowing in the latter part of the period. Investors were especially concerned about the potential effects of a slowing economy on the highest growth sectors of the market, mainly technology. Because these sectors had relatively high valuations (stock prices in relation to projected earnings), they were viewed as the most vulnerable.

    Moreover, our research indicated that inventory buildup by customers had lowered demand in several areas within technology, including semiconductors. To a large extent, this buildup appeared to be caused by slowing growth in the telecommunications sector, where cutthroat competition and limited access to capital had stifled spending on equipment and infrastructure.

Q.  HOW DID THOSE DIFFICULT CONDITIONS AFFECT PERFORMANCE?

A. The market's rotation away from historically high-growth sectors hurt our performance against our benchmark, the Russell Index, because that index covers a broad range of companies and has tended to be less growth oriented than the fund. The good news is that we outperformed a majority of our Lipper small-cap growth peers by a significant margin. One reason for that, we believe, is that our research anticipated many of the risks in the market. This allowed us to materially reduce our holdings in semiconductor and semiconductor capital equipment firms, for example, and use the proceeds to build our holdings in the health care sector. Some of our best performers over the period were DaVita, the nation's second-largest provider of kidney dialysis services; IMPATH, a services company that focuses on clinical information about cancer; and Caremark Rx, which manages drug benefits for HMOs and employers. Caremark's services help address an urgent need to contain prescription drug inflation.

    And although technology stocks plummeted overall, performance was helped by our large position in integrated circuit manufacturer MMC Networks, which was acquired by Applied Micro Circuits. We subsequently sold Applied Micro Circuits out of the portfolio. Our holdings in Synopsys, a vendor of software for integrated circuit design, also performed strongly despite problems in the semiconductor industry.

    Several of our holdings in the business services area were other bright spots for the fund's performance. Business services is an eclectic group of companies that share a common theme of utilizing technology to provide services to businesses. Strong performers over the period included BISYS Group, which processes transactions for financial institutions, and Concord EFS, which processes debit and credit card purchases for retailers. Our research indicates that business services firms have some long-term advantages in the current market environment. Although they have benefited from developments in the technology field, our experience has been that these firms have tended not to have the product risk of a typical hardware or software company, and their earnings have tended to be more predictable because they have long-term contracts with most of their clients.

Q.  WHAT IS YOUR MARKET OUTLOOK FOR THE BALANCE OF 2001?

A. We anticipate that 2001 may be a difficult year for the overall market, at least for the first half of the year. Disappointing earnings reports for the last quarter of 2000 and for the first quarter of the new year may, in our view, make it hard for stocks to rally in the near term.

    On the other hand, one good sign is that the Federal Reserve Board has recognized the potential gravity of the situation, and responded by lowering interest rates twice in January, while also indicating its willingness to possibly cut rates further in order to stimulate the economy. If a tax cut is passed in Washington, that could give consumers a psychological as well as a financial lift, and act as another stimulus to the economy. In our experience, the market has tended to anticipate events by several months, so we would expect that the market may begin to turn up before the economy itself shows evidence of improvement.

Q. GIVEN THE DIFFICULT MARKET ENVIRONMENT, HOW HAVE YOU POSITIONED THE PORTFOLIO GOING FORWARD?

A. We have positioned the portfolio in stocks that our research indicated were trading at reasonable valuations and were well situated to meet long-term earnings expectations. We think some of the major areas of opportunity will continue to be in health care and business services, as well as in energy and, selectively, in technology. Valuations of many health care companies have been severely depressed in recent years due to decreasing reimbursement payments by Medicare. Lately the reimbursement picture has improved, and we see health care as a sector with great growth potential, predicated largely upon the aging of our population and the introduction of new technologies. The sector has also benefited from being viewed as a relatively safer alternative for much of the money investors have taken out of technology.

    Although energy stocks were beaten down a bit in the fourth quarter of 2000 as crude oil prices eased from unsustainably high levels, we see the sector as another appealing area over the next several years. Our research indicates that the offshore drillers and services companies in our portfolio may still be able to deliver healthy earnings growth, even if oil and gas prices fall appreciably from current levels.

    In the technology sector, we continue to see opportunity for selective investments in companies that offer ways for clients to increase productivity. In a slowing economy that puts pressure on corporate profit margins, we believe the need for these companies' products and services will only become more urgent.

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

Note to shareholders: Effective April 14, 2000, the fund is no longer for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a), 403(b), or 529 of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

BRIAN E. STACK IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE SMALL-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

BRIAN JOINED MFS IN 1993 AS A RESEARCH ANALYST FOLLOWING THE CHEMICAL, HOSPITAL MANAGEMENT, HEALTH MAINTENANCE ORGANIZATIONS, MEDICAL SERVICES, AND BUSINESS SERVICES INDUSTRIES. HE WAS NAMED PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE HAD WORKED AS AN EQUITY ANALYST SINCE 1987. HE IS A GRADUATE OF BOSTON COLLEGE AND HAS AN M.B.A. DEGREE FROM THE UNIVERSITY OF VIRGINIA.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                  SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      JANUARY 2, 1997

CLASS INCEPTION:            CLASS A  JANUARY 2, 1997
                            CLASS B  NOVEMBER 3, 1997
                            CLASS C  NOVEMBER 3, 1997
                            CLASS I   JANUARY 2, 1997

SIZE:                       $1.6 BILLION NET ASSETS AS OF FEBRUARY 28, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                                        6 Months       1 Year      3 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -15.89%      -18.31%      +63.46%      +155.70%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         --         -18.31%      +17.80%      + 25.34%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         --         -23.01%      +15.49%      + 23.57%
----------------------------------------------------------------------------------------------------------

CLASS B
                                                        6 Months       1 Year      3 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -16.20%      -18.83%      +60.40%      +150.36%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         --         -18.83%      +17.06%      + 24.71%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         --         -21.54%      +16.32%      + 24.47%
----------------------------------------------------------------------------------------------------------

CLASS C
                                                        6 Months       1 Year      3 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -16.16%      -18.82%      +60.53%      +150.74%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         --         -18.82%      +17.09%      + 24.75%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         --         -19.50%      +17.09%      + 24.75%
----------------------------------------------------------------------------------------------------------

CLASS I
                                                        6 Months       1 Year      3 Years         Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -15.72%      -17.99%      +65.61%      +159.45%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         --         -17.99%      +18.31%      + 25.78%
----------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1997, through
  February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investing in small or emerging growth companies is riskier than investing in more-established companies. These risks may increase share price volatility. See the prospectus for details.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                              26.8%
HEALTH CARE                             25.0%
SPECIAL PRODUCTS & SERVICES             19.6%
ENERGY                                  12.7%
LEISURE                                  4.4%

TOP 10 STOCK HOLDINGS

CAREMARK RX, INC.  6.5%
Health care cost-containment company                  CYTYC CORP.  1.7%
                                                      Medical test company
RSA SECURITY, INC.  2.5%
Vendor of network and data security software          NOBLE DRILLING CORP.  1.7%
                                                      Provider of drilling services to the oil
DAVITA, INC.  2.2%                                    and gas industries
Provider of kidney dialysis services
                                                      GLOBAL INDUSTRIES, LTD.  1.6%
CONCORD EFS INC.  2.0%                                Construction firm serving the offshore oil
Provider of electronic transaction services           and gas industries

BISYS GROUP, INC.  1.8%                               AFFILIATED COMPUTER SERVICES, INC.  1.6%
Transaction processor for corporate clients and       Provider of technology outsourcing and
financial institutions                                system integration services

                                                      SCHOLASTIC CORP. 1.6%
                                                      Global children's publishing and media
                                                      company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 92.6%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 89.2%
  Aerospace and Defense - 0.2%
    Teledyne Technologies, Inc.*                                      267,530       $    3,493,942
--------------------------------------------------------------------------------------------------
  Airlines - 0.5%
    Skywest, Inc.                                                     356,354       $    8,084,781
--------------------------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Delta and Pine Land Co.                                           413,150       $   10,184,148
--------------------------------------------------------------------------------------------------
  Auto Parts - 0.4%
    Brooks Automation, Inc.*                                          197,920       $    6,828,240
--------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Harvard Bioscience, Inc.*                                         148,420       $    1,280,123
    ImmunoGen, Inc.*                                                   31,000              488,250
    Introgen Therapeutics, Inc.*                                      105,510              633,060
                                                                                    --------------
                                                                                    $    2,401,433
--------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    Affiliated Computer Services, Inc., "A"*#                         372,649       $   23,435,896
--------------------------------------------------------------------------------------------------
  Business Services - 15.8%
    BISYS Group, Inc.*                                                476,462       $   25,788,506
    Braun Consulting, Inc.*                                           822,450            5,397,328
    Complete Business Solutions, Inc.*                                473,560            4,706,003
    Concord EFS, Inc.*                                                630,040           29,139,350
    Dendrite International, Inc.*                                     655,279           11,672,157
    Dycom Industries, Inc.*                                           207,700            3,177,810
    EGL, Inc.*                                                        567,510           14,116,811
    eLoyalty Corp.*                                                 1,778,370            6,113,147
    Gartner Group, Inc., "A"*                                         280,890            2,387,565
    Global Payments, Inc.*                                            506,787            9,628,953
    I-Many, Inc.*                                                     342,300            6,161,400
    IMRglobal Corp.*                                                  802,640            5,091,747
    infoUSA, Inc.*                                                    633,665            3,009,909
    Jupiter Media Metrix, Inc.*                                       348,552            1,720,976
    Meta Group, Inc.*                                                 181,649              817,421
    Mettler Toledo International, Inc.*                               170,180            7,722,768
    Modis Professional Services, Inc.*                                886,671            5,435,293
    National Data Corp.                                               633,485           16,172,872
    Navigant Consulting Co.*                                        1,031,740            5,984,092
    NCO Group, Inc.*                                                  409,110           11,915,329
    NOVA Corp.*                                                     1,053,232           20,021,940
    Peregrine Systems, Inc.*                                          507,096           12,487,239
    Predictive Systems, Inc.*                                         565,300            1,625,238
    Probusiness Services, Inc.*                                       275,910            8,277,300
    Radiant Systems, Inc.*                                            405,740            7,683,701
    S1 Corp.*                                                         367,841            2,597,877
    Spherion Corp.*                                                   368,020            3,404,185
    Technology Solutions Co.*                                         998,220            3,181,826
    WebMD Corp.*                                                    1,494,060           14,240,259
                                                                                    --------------
                                                                                    $  249,679,002
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    Documentum, Inc.*                                                 202,870       $    4,336,346
    HNC Software, Inc.*                                               519,830           12,118,537
    Verity, Inc.*                                                     209,040            5,526,495
                                                                                    --------------
                                                                                    $   21,981,378
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 7.9%
    Bottomline Technologies, Inc.*                                    273,000       $    2,772,656
    CheckFree Corp.*                                                  245,115           11,811,479
    Concord Communications, Inc.*                                     169,700            2,078,825
    ePresence, Inc.*                                                  536,230            3,954,696
    Hyperion Solutions Corp.*                                         911,300           15,606,013
    Internet Security Systems, Inc.*                                  122,470            6,827,703
    Lightspan, Inc.*                                                1,334,952            2,878,490
    MetaSolv, Inc.*                                                   664,550           11,297,350
    Netegrity, Inc.*                                                  230,505           10,228,659
    Numerical Technologies, Inc.*                                      24,600              379,763
    Onyx Software Corp.*                                              373,340            4,060,073
    Precise Software Solutions Ltd.*                                  141,690            2,603,554
    RSA Security, Inc.*                                               781,435           37,118,162
    SonicWall, Inc.*                                                   43,890              534,909
    Tier Technologies, Inc.*                                          780,000            7,458,750
    Watchguard Technologies, Inc.*                                    473,157            5,618,739
                                                                                    --------------
                                                                                    $  125,229,821
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 7.3%
    Acxiom Corp.*                                                     291,830       $    8,134,761
    Aspen Technology, Inc.*                                           734,553           19,144,288
    AVT Corp.*                                                        738,390            3,807,323
    Computer Network Technology Corp.*                                811,965            9,997,319
    CSG Systems International, Inc.*                                  470,290           17,724,054
    Cysive, Inc.*                                                     430,870            1,602,298
    E.piphany, Inc.*                                                  248,625            4,180,008
    JNI Corp.*                                                        455,963            5,329,068
    Packeteer, Inc.*                                                  207,910            2,845,768
    Pinnacle Systems, Inc.*                                           521,200            5,668,050
    RAVISENT Technologies, Inc.*                                      471,020            1,030,356
    Sapient Corp.*                                                    194,700            2,506,763
    Synopsys, Inc.*                                                   382,000           20,747,375
    Transaction System Architects, Inc., "A"*                         832,296            7,802,775
    Wind River Systems, Inc.*                                         202,179            4,751,206
                                                                                    --------------
                                                                                    $  115,271,412
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.8%
    Sodexho Marriott Services, Inc.                                   410,710       $   11,992,732
--------------------------------------------------------------------------------------------------
  Construction Services - 0.7%
    Martin Marietta Materials, Inc.                                   242,460       $   11,141,037
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Sportsline USA, Inc.*                                             400,205       $    2,451,256
--------------------------------------------------------------------------------------------------
  Containers - 0.8%
    Ivex Packaging Corp.*                                             929,400       $   12,082,200
--------------------------------------------------------------------------------------------------
  Electrical Equipment
    Jabil Circuit, Inc.*                                                8,100       $      182,088
--------------------------------------------------------------------------------------------------
  Electronics - 4.4%
    Anadigics, Inc.*                                                  276,755       $    3,701,598
    Cable Design Technologies Corp.*                                  598,053           10,669,266
    Credence Systems Corp.*                                            13,940              320,620
    DSP Group, Inc.*                                                  280,440            5,380,942
    DuPont Photomasks, Inc.*                                          186,550           12,300,641
    Hi/fn, Inc.*                                                      244,680            3,593,738
    Marvell Technology Group Ltd.*                                    195,800            3,891,525
    MKS Instruments, Inc.*                                            123,400            2,159,500
    Photronics, Inc.*                                                 343,495           10,820,092
    PRI Automation, Inc.*                                              61,487            1,202,839
    SIPEX Corp.*                                                      182,273            1,993,611
    Varian Semiconductor Equipment Associates, Inc.*                  142,930            4,028,839
    Veeco Instruments, Inc.*                                          220,220            8,299,541
    Zoran Corp.*                                                      109,783            1,626,161
                                                                                    --------------
                                                                                    $   69,988,913
--------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Devon Energy Corp.                                                144,284       $    8,224,188
--------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    Emmis Broadcasting Corp., "A"*                                    133,330       $    3,524,912
    Spanish Broadcasting Systems, Inc.*                               487,985            2,676,293
                                                                                    --------------
                                                                                    $    6,201,205
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Federated Investors, Inc., "A"                                    187,940       $    5,074,380
    Financial Federal Corp.*                                          118,770            3,515,592
                                                                                    --------------
                                                                                    $    8,589,972
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    Del Monte Foods Co.*                                              512,960       $    4,385,808
--------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.3%
    Station Casinos, Inc.*                                            377,913       $    5,041,359
--------------------------------------------------------------------------------------------------
  Healthcare - 7.1%
    Caremark Rx, Inc.*                                              6,817,290       $   95,442,060
    First Health Group Corp.*                                         378,040           16,137,582
                                                                                    --------------
                                                                                    $  111,579,642
--------------------------------------------------------------------------------------------------
  Internet - 1.8%
    CNET Networks, Inc.*                                              786,440       $    9,781,347
    Data Return Corp.*                                                556,600            1,808,950
    Digital Insight Corp.*                                            244,330            3,237,373
    FirePond, Inc.*                                                   528,630            1,321,575
    L90, Inc.*                                                        263,070              920,745
    Netopia, Inc.*                                                    177,900              984,009
    Onesource Information Services, Inc.*                             354,140            3,320,063
    Proxicom, Inc.*                                                   161,600              828,200
    Retek, Inc.*                                                      162,764            3,611,326
    Ticketmaster Online-Citysearch, Inc.*                             242,320            2,256,605
                                                                                    --------------
                                                                                    $   28,070,193
--------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Asyst Technologies, Inc.*                                         320,150       $    4,302,015
    Cognex Corp.*                                                      25,790              530,307
                                                                                    --------------
                                                                                    $    4,832,322
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Closure Medical Corp.*                                            217,540       $    4,310,011
    CONMED Corp.*                                                     357,080            8,190,523
    Haemonetics Corp.*                                                467,088           13,536,210
    I-STAT Corp.*                                                     236,490            4,611,555
    Techne Corp.*                                                      24,500              659,969
                                                                                    --------------
                                                                                    $   31,308,268
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 12.8%
    Allos Therapeutics, Inc.*                                         230,830       $    1,543,676
    Arthrocare Corp.*                                                 389,510            6,962,491
    Cyberonics, Inc.*                                                 372,030            8,510,186
    Cyberonics, Inc.*+                                                372,300            7,153,745
    Cytyc Corp.*                                                      403,592           25,375,847
    DaVita, Inc.*                                                   1,800,147           31,646,584
    Express Scripts, Inc.*                                             40,640            3,644,900
    IDEXX Laboratories, Inc.*                                         729,001           17,177,086
    IDX Systems Corp.*                                                133,017            2,593,831
    IMPATH, Inc.*                                                     366,654           18,309,784
    LifePoint Hospitals, Inc.*                                        346,010           13,451,139
    Lincare Holdings, Inc.*                                           299,270           17,638,226
    Martek Biosciences Corp.*                                         110,752            1,827,408
    Omnicare, Inc.                                                    713,280           15,813,418
    Orthodontic Centers of America, Inc.*                             270,365            6,353,577
    Osteotech, Inc.*                                                  528,200            3,367,275
    Parexel International Corp.*                                      596,900            9,736,931
    Quorum Health Group, Inc.*                                        374,780            6,254,141
    V. I. Technologies, Inc.*                                         438,341            2,684,839
    VISX, Inc.*                                                        99,400            1,694,770
                                                                                    --------------
                                                                                    $  201,739,854
--------------------------------------------------------------------------------------------------
  Oil Services - 8.3%
    CARBO Ceramics, Inc.                                              182,400       $    7,113,600
    Cooper Cameron Corp.*                                             133,050            7,953,729
    Dril-Quip, Inc.*                                                  133,655            3,735,657
    Global Industries, Inc.*                                        1,751,105           23,858,806
    Global Marine, Inc.*                                              240,320            6,899,587
    Grey Wolf, Inc.*                                                  338,700            1,866,237
    Input/Output, Inc.*                                               788,777            8,305,822
    Key Energy Services, Inc.*                                        496,650            5,761,140
    National Oilwell, Inc.*                                           229,675            8,314,235
    Noble Drilling Corp.*                                             541,800           25,220,790
    Trico Marine Services, Inc.*                                    1,476,655           21,688,370
    Weatherford International, Inc.*                                  192,810           10,031,904
                                                                                    --------------
                                                                                    $  130,749,877
--------------------------------------------------------------------------------------------------
  Oils - 3.0%
    EOG Resources, Inc.                                               121,560       $    5,300,016
    Houston Exploration Co.*                                          213,497            6,426,260
    Louis Dreyfus Natural Gas Corp.*                                   26,100              943,776
    Marine Drilling Companies, Inc.*                                  452,420           13,188,043
    Newfield Exploration Co.*                                         265,100            9,283,802
    Oceaneering International, Inc.*                                  575,540           11,856,124
                                                                                    --------------
                                                                                    $   46,998,021
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Abgenix, Inc.*+                                                   132,205       $    4,494,970
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Information Holdings, Inc.*                                        20,400       $      501,840
    Scholastic Corp.*                                                 532,592           22,768,308
                                                                                    --------------
                                                                                    $   23,270,148
--------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    Pinnacle Holdings, Inc.*                                        1,099,600       $   10,411,838
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.4%
    California Pizza Kitchen, Inc.*                                    81,200       $    2,334,500
    Papa John's International, Inc.*                                  393,537            9,395,696
    Sonic Corp.*                                                      449,379           10,532,320
                                                                                    --------------
                                                                                    $   22,262,516
--------------------------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Harmonic, Inc.*                                                   299,250       $    2,188,266
    Sylvan Learning Systems, Inc.*                                    657,140           13,717,797
                                                                                    --------------
                                                                                    $   15,906,063
--------------------------------------------------------------------------------------------------
  Technology - 0.5%
    Varian, Inc.*                                                     272,870       $    8,305,481
--------------------------------------------------------------------------------------------------
  Telecommunications - 3.9%
    Advanced Fibre Communications, Inc.*                              373,650       $    7,075,997
    Amdocs Ltd.*                                                      131,330            8,537,763
    American Tower Corp., "A"*                                         15,690              454,069
    ANTEC Corp.*                                                      332,320            2,980,495
    Aware, Inc.*                                                      217,170            2,063,115
    Cabletron Systems, Inc.*                                          816,430           10,980,983
    California Amplifier, Inc.*                                       206,150            1,224,016
    Mpower Communications Corp.*                                      313,000            1,369,375
    Natural Microsystems Corp.*                                       556,910            4,803,349
    Netro Corp.*                                                      347,190            2,278,434
    Proxim, Inc.*                                                     142,690            2,604,092
    Spectrasite Holdings, Inc.*                                       397,220            5,436,949
    Tekelec Co.*                                                      268,290            5,080,742
    Vignette Corp.*                                                   960,780            5,914,802
                                                                                    --------------
                                                                                    $   60,804,181
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $1,407,604,185
--------------------------------------------------------------------------------------------------
Foreign Stocks - 3.4%
  Canada - 1.2%
    Intertape Polymer Group, Inc. (Containers)                        419,910       $    4,157,109
    Mitel Corp. (Telecommunications)*                               1,899,220           15,402,674
                                                                                    --------------
                                                                                    $   19,559,783
--------------------------------------------------------------------------------------------------
  Ireland - 1.4%
    SmartForce PLC (Internet)*                                        592,431       $   21,586,705
--------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Fundtech Ltd. (Computer Software - Systems)*                      530,220       $    4,904,535
--------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                               444,530       $    8,059,329
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $   54,110,352
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,504,388,655)                                      $1,461,714,537
--------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.3%
--------------------------------------------------------------------------------------------------
U.S. Stocks - 0.3%
  Business Services - 0.3%
    Sitara Networks, Inc.*+ (Identified Cost,
      $4,841,585)                                                     743,715       $    4,841,585
--------------------------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------------------------
U.S. Stocks
    Martek Biosciences Corp.*## (Identified Cost, $0)                  33,226       $      548,229
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.9%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
    American General Finance Corp., due 3/01/01                $          931       $      931,000
    Bank of America Corp., due 3/01/01                                 11,272           11,272,000
    Cargill, Inc., due 3/01/01                                            426              426,000
    Citicorp, due 3/01/01 - 3/16/01                                    22,697           22,651,333
    Dow Chemical Co., due 3/01/01                                       4,053            4,053,000
    Gannett, Inc., due 3/01/01                                          2,149            2,149,000
    General Electric Capital Corp., due 3/01/01                        37,455           37,455,000
    Gillette Co., due 3/01/01                                           4,692            4,692,000
    IBM Credit Corp., due 3/01/01                                       6,096            6,096,000
    McDonalds Corp., due 3/01/01                                        1,404            1,404,000
    Prudential Funding Corp., due 3/01/01                               1,847            1,847,000
    The Home Depot, Inc., due 3/01/01                                     507              507,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $   93,483,333
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
--------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 2/28/2001, due 3/1/2001, to be
      received $4,085,000 (secured by various U.S.
      Treasury obligations), at Cost                            $       4,085       $    4,085,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,606,798,573)                                 $1,564,672,684
--------------------------------------------------------------------------------------------------
Securities Sold Short - (1.0)%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks - (0.9)%
  Electronics - (0.9)%
    Applied Materials, Inc.*                                         (133,600)          (5,644,600)
    International Rectifier Corp.*                                   (109,500)          (3,613,500)
    Micron Technology, Inc.*                                         (134,800)          (4,612,856)
                                                                                    --------------
                                                                                    $  (13,870,956)
--------------------------------------------------------------------------------------------------
Foreign Stocks - (0.1)%
  Taiwan
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                  (133,265)          (2,509,380)
--------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $21,308,810)                        $  (16,380,336)
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.9%                                                   29,367,981
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,577,660,329
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
 # Security or a portion of the security was pledged to cover margin requirements for securities sold short. At the period end, the value of securities pledged amounted to $23,435,896.
## SEC Rule 144A restriction.
 + Restricted Security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
FEBRUARY 28, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,606,798,573)   $1,564,672,684
  Investment of cash collateral for securities loaned, at
    identified cost and value                                  231,775,130
  Cash                                                                 956
  Deposit with brokers for securities sold short                42,303,000
  Receivable for fund shares sold                                5,331,990
  Receivable for investments sold                                  555,587
  Dividends and interest receivable                                153,750
  Receivable from investment adviser                                32,982
  Other assets                                                         274
                                                            --------------
      Total assets                                          $1,844,826,353
                                                            --------------
Liabilities:
  Securities sold short, at value (proceeds received,
    $21,308,810)                                            $   16,380,336
  Payable for investments purchased                             16,666,038
  Payable for fund shares reacquired                             2,232,308
  Collateral for securities loaned, at value                   231,775,130
  Payable to affiliates -
    Management fee                                                  39,507
    Distribution and service fee                                    24,987
  Accrued expenses and other liabilities                            47,718
                                                            --------------
      Total liabilities                                     $  267,166,024
                                                            --------------
Net assets                                                  $1,577,660,329
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $1,646,721,934
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (37,197,415)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions              (21,896,604)
  Accumulated net investment loss                               (9,967,586)
                                                            --------------
      Total                                                 $1,577,660,329
                                                            ==============
Shares of beneficial interest outstanding                     90,317,825
                                                              ==========

Class A shares:
  Net asset value per share
    (net assets of $970,295,781 / 55,373,570 shares of
      beneficial interest outstanding)                         $17.52
                                                               ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                           $18.59
                                                               ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $395,376,747 / 22,796,373 shares of
      beneficial interest outstanding)                         $17.34
                                                               ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $162,242,846 / 9,340,416 shares of
      beneficial interest outstanding)                         $17.37
                                                               ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $49,744,955 / 2,807,466 shares of
      beneficial interest outstanding)                         $17.72
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                              $   2,633,914
    Income on securities loaned                                 362,230
    Dividends                                                   306,416
    Foreign taxes withheld                                       (1,062)
                                                          -------------
      Total investment income                             $   3,301,498
                                                          -------------

  Expenses -
    Management fee                                        $   6,978,097
    Trustees' compensation                                        6,896
    Shareholder servicing agent fee                             744,061
    Distribution and service fee (Class A)                    1,587,652
    Distribution and service fee (Class B)                    2,128,314
    Distribution and service fee (Class C)                      880,506
    Administrative fee                                           90,612
    Custodian fee                                               178,726
    Printing                                                     36,480
    Postage                                                      64,632
    Auditing fees                                                15,783
    Legal fees                                                    1,918
    Miscellaneous                                               642,781
                                                          -------------
      Total expenses                                      $  13,356,458
    Fees paid indirectly                                        (87,374)
                                                          -------------
      Net expenses                                        $  13,269,084
                                                          -------------
        Net investment loss                               $  (9,967,586)
                                                          -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                               $  17,199,288
    Securities sold short                                   (11,728,481)
                                                          -------------
      Net realized gain on investments and foreign
         currency transactions                            $   5,470,807
                                                          -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                           $(268,389,373)
    Securities sold short                                     1,535,842
                                                          -------------
      Net unrealized loss on investments                  $(266,853,531)
                                                          -------------
        Net realized and unrealized loss on investments
          and foreign currency                            $(261,382,724)
                                                          -------------
          Decrease in net assets from operations          $(271,350,310)
                                                          =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                         FEBRUARY 28, 2001               AUGUST 31, 2000
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $    (9,967,586)             $   (15,750,447)
  Net realized gain on investments and foreign
    currency transactions                                        5,470,807                  258,737,721
  Net unrealized gain (loss) on investments and
    foreign currency translation                              (266,853,531)                 191,879,433
                                                           ---------------              ---------------
      Increase (decrease) in net assets from operations    $  (271,350,310)             $   434,866,707
                                                           ---------------              ---------------

Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $  (154,952,309)             $   (11,060,797)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (67,712,824)                  (6,873,757)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (27,765,086)                  (2,912,203)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (6,986,765)                    (462,408)
                                                           ---------------              ---------------
      Total distributions declared to shareholders         $  (257,416,984)             $   (21,309,165)
                                                           ---------------              ---------------
Net increase in net assets from fund share transactions    $   480,278,579              $   704,927,319
                                                           ---------------              ---------------
      Total increase (decrease) in net assets              $   (48,488,715)             $ 1,118,484,861
Net assets:
  At beginning of period                                     1,626,149,044                  507,664,183
                                                           ---------------              ---------------

  At end of period (including accumulated net investment
    loss of $(9,967,586) and $0, respectively)             $ 1,577,660,329              $ 1,626,149,044
                                                           ===============              ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                     SIX MONTHS ENDED         -------------------------------------------          AUGUST 31,
                                    FEBRUARY 28, 2001               2000             1999            1998               1997*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $25.00             $14.59           $10.65          $13.07              $10.00
                                               ------             ------           ------          ------              ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)              $(0.11)            $(0.26)          $(0.16)         $(0.11)             $ 0.98
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                    (3.76)             11.28             4.24           (0.36)               2.09
                                               ------             ------           ------          ------              ------
      Total from investment operations         $(3.87)            $11.02           $ 4.08          $(0.47)             $ 3.07
                                               ------             ------           ------          ------              ------

Less distributions declared to shareholders -
  From net investment income                   $ --               $ --             $ --            $(0.72)             $ --
  From net realized gain on investments
    and foreign currency transactions           (3.61)             (0.61)           (0.14)          (1.23)               --
                                               ------             ------           ------          ------              ------
      Total distributions declared to
        shareholders                           $(3.61)            $(0.61)          $(0.14)         $(1.95)             $ --
                                               ------             ------           ------          ------              ------
Net asset value - end of period                $17.52             $25.00           $14.59          $10.65              $13.07
                                               ======             ======           ======          ======              ======
Total return(+)                                (15.89)%++          76.63%           38.44%          (4.88)%             30.70%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.48%+             1.53%            1.51%           1.53%               1.54%+
  Net investment income (loss)                  (1.04)%+           (1.17)%          (1.13)%         (0.82)%             12.41%+
Portfolio turnover                                 32%               103%             104%            196%                887%
Net assets at end of period
 (000 Omitted)                               $970,296           $904,142         $248,710         $63,740                $536

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997, through December 31, 1999, and 0.30% through August 31, 2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss)                              $(0.26)          $(0.17)         $(0.12)             $ 0.89
        Ratios (to average net assets):
           Expenses##                                               1.51%            1.57%           1.63%               3.10%+
           Net investment income (loss)                            (1.15)%          (1.19)%         (0.92)%             10.81%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,              PERIOD ENDED
                                              SIX MONTHS ENDED  ---------------------------------------           AUGUST 31,
                                             FEBRUARY 28, 2001                2000                 1999                1998*
                                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $24.71              $14.46               $10.60               $11.80
                                                        ------              ------               ------               ------
Income (loss) from investment operations# -
  Net investment (loss)(S)                              $(0.17)             $(0.39)              $(0.24)              $ 0.17
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (3.73)              11.17                 4.21                (1.03)
                                                        ------              ------               ------               ------
      Total from investment operations                  $(3.90)             $10.78               $ 3.97               $(1.20)
                                                        ------              ------               ------               ------

Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                 $(3.47)             $(0.53)              $(0.11)              $ --
                                                        ------              ------               ------               ------
Net asset value - end of period                         $17.34              $24.71               $14.46               $10.60
                                                        ======              ======               ======               ======
Total return                                            (16.20)%++           75.50%               37.56%              (10.17)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              2.13%+              2.18%                2.16%                2.18%+
  Net investment loss                                    (1.69)%+            (1.81)%              (1.76)%              (1.49)%+
Portfolio turnover                                          32%                103%                 104%                 196%
Net assets at end of period (000 Omitted)             $395,377            $483,805             $174,488              $82,032

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets through August 31, 2000.
    Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:
       Net investment loss                                                  $(0.39)              $(0.25)              $(0.18)
       Ratios (to average net assets):
         Expenses##                                                           2.16%                2.22%                2.28%+
         Net investment loss                                                 (1.79)%              (1.82)%              (1.59)%+
  * For the period from the inception of Class B shares, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                                                                PERIOD ENDED
                                               SIX MONTHS ENDED  --------------------------------------           AUGUST 31,
                                              FEBRUARY 28, 2001                2000                1999                1998*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $24.73              $14.47              $10.61               $11.80
                                                         ------              ------              ------               ------
Income (loss) from investment operations# -
  Net investment loss(S)                                 $(0.17)             $(0.39)             $(0.24)              $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (3.72)              11.18                4.21                (1.02)
                                                         ------              ------              ------               ------
      Total from investment operations                   $(3.89)             $10.79              $ 3.97               $(1.19)
                                                         ------              ------              ------               ------

Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                  $(3.47)             $(0.53)             $(0.11)              $ --
                                                         ------              ------              ------               ------
Net asset value - end of period                          $17.37              $24.73              $14.47               $10.61
                                                         ======              ======              ======               ======
Total return                                             (16.16)%++           75.57%              37.53%              (10.08)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               2.13%+              2.18%               2.16%                2.18%+
  Net investment loss                                     (1.69)%+            (1.79)%             (1.78)%              (1.51)%+
Portfolio turnover                                           32%                103%                104%                 196%
Net assets at end of period (000 Omitted)              $162,243            $202,891             $74,493              $24,450

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through
    August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:
      Net investment loss                                                    $(0.39)             $(0.25)              $(0.17)
      Ratios (to average net assets):
        Expenses##                                                             2.16%               2.22%                2.28%+
        Net investment loss                                                   (1.77)%             (1.84)%              (1.61)%+
 * For the period from the inception of Class C shares, November 3, 1997, through August 31, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,
                                                                                                                 PERIOD ENDED
                                     SIX MONTHS ENDED         -------------------------------------------          AUGUST 31,
                                    FEBRUARY 28, 2001               2000             1999            1998               1997*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $25.26             $14.71           $10.70          $13.08              $10.00
                                               ------             ------           ------          ------              ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)              $(0.07)            $(0.18)          $(0.11)         $(0.03)             $ 1.01
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                    (3.80)             11.37             4.27           (0.40)               2.07
                                               ------             ------           ------          ------              ------
      Total from investment operations         $(3.87)            $11.19           $ 4.16          $(0.43)             $ 3.08
                                               ------             ------           ------          ------              ------

Less distributions declared to shareholders -
  From net investment income                   $ --               $ --             $ --            $(0.72)             $ --
  From net realized gain on investments
    and foreign currency transactions           (3.67)             (0.64)           (0.15)          (1.23)               --
                                               ------             ------           ------          ------              ------
      Total distributions declared to
        shareholders                           $(3.67)            $(0.64)          $(0.15)         $(1.95)             $ --
                                               ------             ------           ------          ------              ------
Net asset value - end of period                $17.72             $25.26           $14.71          $10.70              $13.08
                                               ======             ======           ======          ======              ======
Total return                                   (15.72)%++          77.22%           39.06%          (4.50)%             30.80%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     1.13%+             1.18%            1.16%           1.18%               1.54%+
  Net investment income (loss)                  (0.69)%+           (0.83)%          (0.77)%         (0.21)%             12.65%+
Portfolio turnover                                 32%               103%             104%            196%                887%
Net assets at end of period
 (000 Omitted)                                $49,745            $35,311           $9,973          $3,321              $1,494

(S) Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997, through December 31, 1999, and 0.30% through August 31, 2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                              $(0.18)          $(0.12)         $(0.03)             $ 0.92
        Ratios (to average net assets):
          Expenses##                                                1.16%            1.22%           1.28%               2.52%+
          Net investment income (loss)                             (0.81)%          (0.83)%         (0.31)%             11.63%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $220,767,779. These loans were collateralized by cash of $231,775,130 which was invested in the following short-term obligations:

                                                              AMORTIZED COST
                                                    SHARES         AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   231,775,130      $231,775,130

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees.

Administrator - The fund has an administrative service agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $51,723 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,708 for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,080 and $1,022 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $2,576, $226,373, and $13,385 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $638,928,935 and $467,546,142, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,606,798,573
                                                               --------------

Gross unrealized appreciation                                  $  332,733,161
Gross unrealized depreciation                                    (374,859,050)
                                                               --------------

    Net unrealized depreciation                                $  (42,125,889)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2001                 YEAR ENDED AUGUST 31, 2000
                                   ---------------------------------          ---------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                           22,787,525       $ 458,112,018             32,798,043       $ 743,089,648
Shares issued to shareholders in
  reinvestment of distributions        6,389,080         115,322,231                426,165           8,379,523
Shares reacquired                     (9,961,501)       (198,940,222)           (14,110,222)       (307,360,405)
                                   -------------       -------------          -------------       -------------
    Net increase (decrease)           19,215,104       $ 374,494,027             19,113,986       $ 444,108,766
                                   =============       =============          =============       =============

Class A shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2001                 YEAR ENDED AUGUST 31, 2000
                                   ---------------------------------          ---------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                            1,546,522       $  30,706,305             10,612,520       $ 240,760,930
Shares issued to shareholders in
  reinvestment of distributions        3,358,283          60,080,967                312,443           6,102,584
Shares reacquired                     (1,686,780)        (33,219,907)            (3,414,926)        (73,305,260)
                                   -------------       -------------          -------------       -------------
    Net increase (decrease)            3,218,025       $  57,567,365              7,510,037       $ 173,558,254
                                   =============       =============          =============       =============

Class A shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2001                 YEAR ENDED AUGUST 31, 2000
                                   ---------------------------------          ---------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                            1,099,558       $  21,239,934              4,888,796       $ 109,771,237
Shares issued to shareholders in
  reinvestment of distributions        1,232,857          22,080,467                115,607           2,258,991
Shares reacquired                     (1,195,229)        (23,557,151)            (1,948,365)        (41,940,325)
                                   -------------       -------------          -------------       -------------
    Net increase (decrease)            1,137,186       $  19,763,250              3,056,038       $  70,089,903
                                   =============       =============          =============       =============

Class A shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2001                 YEAR ENDED AUGUST 31, 2000
                                   ---------------------------------          ---------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                            1,327,311       $  27,500,618              1,713,592       $  40,387,746
Shares issued to shareholders in
  reinvestment of distributions          346,406           6,318,439                 23,330             462,405
Shares reacquired                       (264,341)         (5,365,120)            (1,016,838)        (23,679,755)
                                   -------------       -------------          -------------       -------------
    Net increase (decrease)            1,409,376       $  28,453,937                720,084       $  17,170,396
                                   =============       =============          =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. At the end of the period, $0 was outstanding. Interest expense incurred on the borrowings amounted to $5,398 for the year. The average dollar amount of borrowings was $174,075 and the weighted average interest rate on these borrowings was 6.48%. A commitment fee of $6,823 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.0% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                           DATE OF
DESCRIPTION                            ACQUISITION           SHARE AMOUNT                COST               VALUE
-----------------------------------------------------------------------------------------------------------------
Abgenics, Inc.                            10/31/00                132,205          $9,254,350         $ 4,494,970
Cyberonics, Inc.                           2/12/01                372,300           6,701,400           7,153,745
Sitara Networks, Inc.                      6/14/00                743,715           4,841,585           4,841,585
                                                                                                      -----------
                                                                                                      $16,490,300
                                                                                                      ===========

MFS(R) NEW DISCOVERY FUND

TRUSTEES                                   ASSISTANT TREASURERS
Marshall N. Cohan + - Private              Mark E. Bradley*
Investor                                   Robert R. Flaherty*
                                           Laura F. Healy*
Lawrence H. Cohn, M.D. + - Chief of        Ellen Moynihan*
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,            SECRETARY
Harvard Medical School                     Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE +       ASSISTANT SECRETARY
- Chief Executive Officer, Edmund          James R. Bordewick, Jr.*
Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                    CUSTODIAN
                                           State Street Bank and Trust Company
Abby M. O'Neill + - Private Investor
                                           INVESTOR INFORMATION
Walter E. Robb, III + - President and      For information on MFS mutual funds,
Treasurer, Benchmark Advisors, Inc.        call your investment professional or,
(corporate financial consultants);         for an information kit, call toll
President, Benchmark Consulting            free: 1-800-637-2929 any business day
Group, Inc. (office services)              from 9 a.m. to 5 p.m. Eastern time
                                           (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and              INVESTOR SERVICE
Secretary, MFS Investment Management       MFS Service Center, Inc.
                                           P.O. Box 2281
Jeffrey L. Shames* - Chairman and          Boston, MA 02107-9906
Chief Executive Officer, MFS
Investment Management                      For general information, call toll
                                           free: 1-800-225-2606 any business day
J. Dale Sherratt + - President, Insight    from 8 a.m. to 8 p.m. Eastern time.
Resources, Inc. (acquisition planning
specialists)                               For service to speech- or
                                           hearing-impaired, call toll free:
Ward Smith + - Former Chairman (until      1-800-637-6576 any business day from
1994), NACCO Industries (holding           9 a.m. to 5 p.m. Eastern time. (To
company)                                   use this service, your phone must be
                                           equipped with a Telecommunications
INVESTMENT ADVISER                         Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                        For share prices, account balances,
Boston, MA 02116-3741                      exchanges, or stock and bond
                                           outlooks, call toll free:
DISTRIBUTOR                                1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                      WORLD WIDE WEB
                                           www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Brian E. Stack*

TREASURER
James O. Yost*

+  Independent Trustee
*MFS Investment Management

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MFS(R) NEW DISCOVERY FUND                                           ------------
[Logo] M F S(R)                                                      PRSRT STD
INVESTMENT MANAGEMENT                                               U.S. POSTAGE
We invented the mutual fund(R)                                         PAID
                                                                        MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                             MND-3  4/01  183.6M 97/297/397/897